SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 31, 2007

Commission file number 001-12215

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filingobligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Quest Diagnostics Incorporated hereby amends Item 2.01 of its Current Report on Form 8-K (Date of Report: May 31, 2007) as follows:

The financial statements and pro forma combined financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1934, as amended, are included in this current report on Form 8-K under Item 9.01.

Item 9.01. Financial Statements and Exhibits

Exhibits

99.1	Financial statements of businesses acquired.

The financial statements of AmeriPath Group Holdings, Inc. as of and for the year ended December 31, 2006 are included as Exhibit 99.1.

99.2	Financial statements of businesses acquired.

The financial statements of AmeriPath Group Holdings, Inc. as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006 are included as Exhibit 99.2.

99.3	Pro forma financial information.

The unaudited pro forma combined balance sheet of Quest Diagnostics as of March 31, 2007 and the unaudited pro forma combined statements of operations of Quest Diagnostics for the three months ended March 31, 2007 and the year ended December 31, 2006 are included as Exhibit 99.3.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 10, 2007

QUEST DIAGNOSTICS INCORPORATED

By: /s/ Robert A. Hagemann
Robert A. Hagemann
Senior Vice President and Chief
Financial Officer